1 UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF NEW YORK STEPHEN BULL, Derivatively on Behalf of ARROW FINANCIAL CORPORATION, Plaintiff, v. THOMAS J. MURPHY, PENKO K. IVANOV, EDWARD J. CAMPANELLA, WILLIAM L. OWENS, MARK L. BEHAN, TENEE R. CASACCIO, GREGORY J. CHAMPION, GARY C. DAKE, DAVID G. KRUCZLNICKI, ELIZABETH A. MILLER, RAYMOND F. O’CONOR, and COLIN L. READ, Defendants, and, ARROW FINANCIAL CORPORATION Nominal Defendant. Case No: 1:23-cv-1566 (AMN/DJS) NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF ARROW FINANCIAL CORP. (“ARROW” OR THE “COMPANY”) COMMON STOCK AS OF APRIL 30, 2025. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL WITH PREJUDICE OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. IF THE COURT APPROVES THE SETTLEMENT OF THE DERIVATIVE LITIGATION, CURRENT ARROW STOCKHOLDERS WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND DISMISSAL OF THE DERIVATIVE LITIGATION WITH PREJUDICE, AND FROM PURSUING RELEASED CLAIMS.

2 THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT. PLEASE TAKE NOTICE that this action is being settled on the terms set forth in a Stipulation and Agreement of Settlement dated April 30, 2025 (the “Stipulation”)1. The purpose of this Notice is to inform you of: • the existence of the shareholder derivative action pending in the United States District Court for the Northern District of New York (the “Court”) captioned Bull v. Murphy, et al., Case No. 1:23-cv-1566 (AMN/DJS) (the “Action”); • the proposed settlement between Plaintiff and Defendants reached in the Action (the “Settlement”), • the hearing to be held by the Court to consider the fairness, reasonableness, and adequacy of the Settlement and dismissal of the Action with prejudice, • Plaintiff’s Counsel’s motion for approval of the Fee and Expense Amount, and • Plaintiff’s Counsel’s motion for approval of Service Awards to the Plaintiff, to be paid from the Fee and Expense Amount. THE FOLLOWING RECITATION DOES NOT CONSTITUTE FINDINGS OF THE COURT AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF THE COURT AS TO THE MERITS OF ANY CLAIMS OR DEFENSES BY ANY OF THE PARTIES. IT IS BASED ON STATEMENTS OF THE PARTIES AND IS SENT FOR THE SOLE PURPOSE OF INFORMING YOU OF THE EXISTENCE OF THIS ACTION AND OF A HEARING ON A PROPOSED SETTLEMENT SO THAT YOU MAY MAKE APPROPRIATE DECISIONS AS TO STEPS YOU MAY, OR MAY NOT, WISH TO TAKE IN RELATION TO THIS ACTION. Summary On April 30, 2025, Arrow, in its capacity as a nominal defendant, entered into the Stipulation to resolve the Action, which Stipulation was then filed in the Court. The Action was prosecuted derivatively on behalf of Arrow against certain current and former directors and officers of the Company and against the Company as a nominal defendant. The Stipulation and the settlement contemplated therein (the “Settlement”), subject to the approval of the Court, are intended by the Parties to fully, finally, and forever compromise, resolve, discharge, and settle the Released Claims and to result in the complete dismissal of the Action with prejudice, upon the terms and subject to the conditions set forth in the Stipulation. The proposed Settlement requires 1 Except as otherwise expressly provided herein or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

3 the Company to adopt and maintain certain corporate governance reforms and procedures, as outlined in Exhibit A to the Stipulation (the “Reforms”). In recognition of the substantial benefits conferred upon Arrow as a direct result of the Reforms achieved through the prosecution and Settlement of the Action, and subject to Court approval, Arrow shall pay to Plaintiff’s Counsel attorneys’ fees and expenses in the amount to be determined (the “Fee and Expense Amount”), subject to Court approval. Plaintiff’s Counsel shall also apply to the Court for a service award to be paid to Plaintiff in an amount of up to $5,000 (the “Service Award”), to be paid out of the Fee and Expense Amount. This notice is a summary only and does not describe all of the details of the Stipulation. For full details of the matters discussed in this summary, please see the full Stipulation and its exhibits posted on the investor relations page of the Company’s website, (https://www.arrowfinancial.com/Shareholders), contact Plaintiff’s Counsel at the addresses listed below, or inspect the full Stipulation filed with the Clerk of the Court. What is the Lawsuit About? The Action is brought derivatively on behalf of nominal defendant Arrow and alleges that, among other things, beginning on or about March 12, 2022, the Individual Defendants breached their fiduciary or other duties by making materially false and/or misleading statements and/or failing to disclose that: (i) Arrow maintained defective disclosure controls and procedures and internal controls over financial reporting; (ii) the foregoing increased the risk that the Company could not timely file one or more of its periodic financial reports with the SEC as required by the NASDAQ’s listing requirements; (iii) Arrow was therefore at an increased risk of being delisted from the NASDAQ; and (iv) as a result, the Company’s public statements were materially false and misleading at all relevant times. The Action alleges that, as a result of the foregoing, the Company experienced reputational and financial harm. Why is there a Settlement of the Action? The Court has not decided in favor of Defendants or the Plaintiff. Instead, the Parties to this Action have agreed to the Settlement to avoid the distraction, costs, and risks of further litigation, and because the Company has determined that the Reforms that the Company has adopted and will adopt as part of the Settlement provide substantial benefits to Arrow and its stockholders. Defendants have denied and continue to deny each and all of the claims and contentions alleged by the Plaintiff in the Action. Defendants have expressly denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts, or omissions alleged in the Action. Nonetheless, Defendants have concluded that it is desirable for the Action to be fully and finally settled in the matter and upon the terms and conditions set forth in the Stipulation. The Settlement Hearing, and Your Right to Object to the Settlement

4 On October 22, 2025, the Court entered an order preliminarily approving the Stipulation and the Settlement contemplated therein (the “Preliminary Approval Order”) and providing for notice of the Settlement to be made to current Arrow stockholders (“Current Arrow Stockholders”). The Preliminary Approval Order further provides that the Court will hold a hearing (the “Settlement Hearing”) on January 12, 2026 at 11:00 am. before the Honorable Anne M. Nardacci, at the United States District Court for the Northern District of New York, 445 Broadway, Albany, New York 12207, to, among other things: (i) determine whether the proposed Settlement is fair, reasonable and adequate and in the best interests of the Company and its stockholders; (ii) consider any objections to the Settlement submitted in accordance with this Notice; (iii) determine whether a judgment should be entered dismissing all claims in the Action with prejudice, and releasing the Released Claims against the Released Persons; (iv) whether the Court should approve the Fee and Expense Amount; (v) whether the Court should approve the Service Award, which shall be funded from the Fee and Expense Amount to the extent approved by the Court; and (vi) consider any other matters that may properly be brought before the Court in connection with the Settlement. The Court may, in its discretion, change the date and/or time of the Settlement Hearing without further notice to you. The Court also has reserved the right to hold the Settlement Hearing telephonically or by videoconference without further notice to you. If you intend to attend the Settlement Hearing, please consult the Court’s calendar for any change in date, time or format of the Settlement Hearing. Any Current Arrow Stockholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, or to the Fee and Expense Amount or Service Award, may file with the Court a written objection. Any Current Arrow Stockholder filing such an objection must, at least twenty-one (21) calendar days prior to the Settlement Hearing, file with the Clerk of the Court and serve (either by hand delivery or by first class mail) upon the below listed counsel a written objection to the Settlement setting forth (i) a written notice of objection with the case name and number (Bull v. Murphy, et al., Case No. 1:23-cv-1566 (AMN/DJS); (ii) the Person’s name, legal address, and telephone number; (iii) notice of whether such Person intends to appear at the Settlement Hearing and the reasons such Person desires to appear and be heard, and whether such Person is represented by counsel and if so, contact information for counsel; (iv) competent evidence that such Person held shares of Arrow common stock as of the date of the Stipulation and continues to hold such stock as of the date the objection is made, including the date(s) such shares were acquired; (v) a statement of objections to any matters before the Court, the grounds therefor, as well as all documents or writings such Person desires the Court to consider; and (vi) the identities of any witnesses such Person plans on calling at the Settlement Hearing, along with a summary description of their expected testimony. Any objector who does not timely file and serve a notice of intention to appear in accordance with this paragraph shall be foreclosed from raising any objection to the Settlement and shall not be permitted to appear at the Settlement Hearing, except for good cause shown. IF YOU MAKE A WRITTEN OBJECTION, IT MUST BE RECEIVED BY THE CLERK OF THE COURT NO LATER THAN DECEMBER 22, 2025. The Clerk’s address is: Clerk of the Court, United States District Court for the Northern District of New York

5 James T. Foley Courthouse, Suite 509 445 Broadway Albany, NY 12207 YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFF’S COUNSEL AND DEFENDANTS’ COUNSEL SO THEY ARE RECEIVED NO LATER THAN DECEMBER 22, 2025. Counsel’s addresses are: Plaintiff’s Counsel Thomas J. McKenna Gregory M. Egleston Christopher M. Brain GAINEY McKENNA & EGLESTON 260 Madison Avenue, 22nd Floor New York, NY 10016 Telephone: (212) 983-1300 Facsimile: (212) 983-0383 Email: tjmckenna@gme-law.com Email: gegleston@gme-law.com Email: cbrain@gme-law.com Defendants’ Counsel William J. Sushon Javed Yunus O’MELVENY & MYERS LLP 1301 Avenue of the Americas, 17th Floor New York, NY 10019 Telephone: (212) 326-2000 Facsimile: (212) 326-2061 Email: wsushon@omm.com Email: jyunus@omm.com An objector may file an objection on his, her, or its own or through an attorney hired at his, her, or its own expense. If an objector hires an attorney to represent him, her, or it for the purposes of making such objection, the attorney must serve (either by hand delivery or by first class mail) a notice of appearance on the counsel listed above and file such notice with the Court no later than twenty-one (21) calendar days before the Settlement Hearing. Any Arrow stockholder who does not timely file and serve a written objection complying with the above terms shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred. Any objector who files and serves a timely, written objection in accordance with the instructions above, may appear at the Settlement Hearing either in person or through counsel retained at the objector’s expense. Objectors need not attend the Settlement Hearing, however, in order to have their objections considered by the Court. If you are a Current Arrow Stockholder and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Judgment of the Court and will forever be barred from raising an objection to the settlement in the Action, and from pursuing any of the Released Claims. CURRENT ARROW STOCKHOLDERS AS OF April 30, 2025 WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION. Interim Stay and Injunction

6 Pending the Court’s determination as to final approval of the Settlement, Plaintiff and Plaintiff’s Counsel, and any Current Arrow Stockholders, derivatively on behalf of Arrow, are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any of Plaintiff’s Released Claims derivatively against any of the Defendants’ Releasees in any court or tribunal. Scope of the Notice This Notice is a summary description of the Action, the complaints, the terms of the Settlement, and the Settlement Hearing. For a more detailed statement of the matters involved in the Action, reference is made to them in the Stipulation and its exhibits, copies of which may be reviewed and downloaded at the Investor Relations page of the Company’s website, ( https://www.arrowfinancial.com/Shareholders). * * * You may obtain further information by contacting Plaintiff’s Counsel as follows: Thomas J. McKenna, Gainey McKenna & Egleston, 260 Madison Ave., 22nd Fl., New York, NY 10016, (212) 983-1300, tjmckenna@gme-law.com. Please Do Not Call the Court or Defendants or Defendants’ Counsel with Questions About the Settlement.

1 UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF NEW YORK STEPHEN BULL, Individually and on Behalf of ARROW FINANCIAL CORPORATION, Plaintiff, v. THOMAS J. MURPHY, PENKO K. IVANOV, EDWARD J. CAMPANELLA, WILLIAM L. OWENS, MARK L. BEHAN, TENEE R. CASACCIO, GREGORY J. CHAMPION, GARY C. DAKE, DAVID G. KRUCZLNICKI, ELIZABETH A. MILLER, RAYMOND F. O’CONOR, and COLIN L. READ, Defendants, and, ARROW FINANCIAL CORPORATION Nominal Defendant. Case No: 1:23-cv-1566 (AMN/DJS) STIPULATION AND AGREEMENT OF SETTLEMENT This Stipulation and Agreement of Settlement (the “Stipulation”) is made and entered into by and among the following, each by and through his, her, or its respective counsel: (1) Plaintiff Stephen Bull; (2) Defendants Thomas J. Murphy, Penko K. Ivanov, Edward J. Campanella, William L. Owens, Mark L. Behan, Tenee R. Casaccio, Gregory J. Champion, Gary C. Dake, David G. Kruczlnicki, Elizabeth A. Miller, Raymond F. O’Conor, Colin L. Read (the “Individual Defendants”); and (3) nominal defendant Arrow Financial, Corp. (“Arrow” or the “Company,” and together with the Individual Defendants, the “Defendants”). Plaintiff and Defendants are collectively referred to herein as the “Parties.” This Stipulation, subject to the approval of the U.S. District Court for the Northern

2 District of New York (the “Court” or the “Reviewing Court”), before which the above- captioned action (the “Action”) is pending, is intended by the Parties to fully, finally, and forever compromise, resolve, discharge, release, and settle the Released Claims, upon the terms and subject to the conditions set forth herein. I. DEFINITIONS As used in this Stipulation, in addition to the capitalized terms defined elsewhere herein, the following terms have the meanings specified below: (a) “Action” refers to this shareholder derivative action brought by Plaintiff on behalf of Arrow in the Court, captioned: Bull v. Murphy, et al., Case No. 1:23-cv-1566 (AMN/DJS) (N.D.N.Y.). (b) “Current Arrow Stockholders” means any Person who owned Arrow common stock as of the date of the execution of this Stipulation and who has continually held such Arrow common stock through and including the date of the Settlement Hearing, excluding the Individual Defendants, Arrow’s other officers and directors, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which the Individual Defendants have a controlling interest. (c) “Defendants’ Counsel” means O’Melveny & Myers LLP. (d) “Defendants’ Releasors” shall mean Defendants and each of their respective assigns. (e) “Defendants’ Releasees” shall mean the Company and each Defendant in the Action and each of their respective parents, subsidiaries, affiliates, divisions, controlling persons, and any current or former officer or director of any of the foregoing, and each of their respective past, present, or future family members, spouses, heirs, trusts, trustees, executors, estates, administrators, beneficiaries, distributees, foundations, agents, employees, fiduciaries, partners, partnerships, general or limited partners or partnerships,

3 joint ventures, member firms, limited liability companies, corporations, divisions, affiliates, associated entities, stockholders, principals, officers, directors, managing directors, members, managing members, managing agents, predecessors, predecessors-in- interest, successors, successors-in-interest, assigns, financial or investment advisors, advisors, consultants, investment bankers, entities providing any fairness opinion, underwriters, brokers, dealers, lenders, commercial bankers, attorneys (including all Defendants’ counsel in this action), counsel, personal or legal representatives, accountants, auditors, insurers, co-insurers, reinsurers, and associates. (f) “Defendants’ Released Claims” shall mean all manner of claims, cross- claims, counter-claims, charges, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, agreements, judgments, setoffs, decrees, matters, issues and controversies of any kind, nature, or description whatsoever, whether known or unknown, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, whether based on state, local, foreign, federal, statutory, regulatory, common, or other law or rule, that are, have been, or could have been asserted, in the Action or in any other court, tribunal, or proceeding by Defendants’ Releasees against any of the Plaintiff’s Releasees which have in the past been, or now or hereafter, are based upon, arise out of, are in connection with, or relate directly or indirectly in any way, to the actions, transactions, occurrences, statements, representations, misrepresentations, omissions, allegations, disclosures, facts, practices, events, claims, or any other matters, things, or causes whatsoever, or any series thereof, that were alleged, asserted, set forth, claimed, embraced, involved, or referred to in, or related to, directly or indirectly in any way in each case, (a) the Action, or (b) which could have been asserted

4 against any of the Plaintiff’s Releasees in the Action. (g) “Effective Date” means the date by which all the events and conditions specified in Paragraph 6.1 herein have been met and have occurred. (h) “Fee and Expense Amount” shall mean the award of attorneys’ fees and expenses so-ordered by the Court. (i) “Final” means the time when a Judgment that has not been reversed, vacated, or modified in any way is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process (including without limitation any potential writ proceedings) or because of passage of time for seeking appellate or writ review without action. More specifically, it is that situation when: (i) no appeal or petition for review by writ has been filed and the time has passed for any notice of appeal or writ petition to be timely filed from the Judgment; or (ii) if an appeal or writ petition has been filed, the court of appeal has either affirmed the Judgment or dismissed that appeal (or writ petition) and the time for any reconsideration or further appellate review has passed; or (iii) a higher court has granted further appellate review and that court has either affirmed the underlying Judgment or affirmed the court of appeal’s decision affirming the Judgment or dismissing the appeal or writ proceeding, and the time for any reconsideration or further appellate review has passed. For purposes of this paragraph, an “appeal” shall not include any appeal challenging the award of any Fee and Expense Amount. Any proceeding or order, or any appeal or petition for a writ, pertaining solely to any Fee and Expense Amount, shall not in any way delay or preclude the Judgment from becoming Final. Any reference to the “Finality” of the Settlement shall incorporate the definition of “Final” in this paragraph. (j) “Judgment” means the final order and judgment to be rendered by the Reviewing Court, substantially in the form attached hereto as Exhibit D.

5 (k) “Notice” means the Notice of Pendency and Proposed Settlement of Action, substantially in the form of Exhibit C attached hereto. (l) “Person” or “Persons” means an individual, corporation, limited liability company, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government, or any political subdivision or agency thereof, or any business or legal entity, and each of their spouses, heirs, predecessors, successors, representatives, or assignees. (m) “Plaintiff’s Counsel” refers to Gainey McKenna & Egleston. (n) “Plaintiff’s Releasors” shall mean each of the Company, Plaintiff’s Counsel, Plaintiff, on behalf of himself and derivatively on behalf of the Company, and all Current Arrow Stockholders derivatively on behalf of the Company, and each of their respective parents, subsidiaries, affiliates and controlling persons, successors-in-interest, and assigns. (o) “Plaintiff’s Releasees” shall mean Plaintiff and each and every other Current Arrow Stockholder, and each of their respective parents, subsidiaries, affiliates and controlling persons, and any current or former officer or director of any of the foregoing, and each of their respective past, present, or future family members, spouses, heirs, trusts, trustees, executors, estates, administrators, beneficiaries, distributes, foundations, agents, employees, fiduciaries, partners, partnerships, general or limited partners or partnerships, joint ventures, member firms, limited liability companies, corporations, divisions, affiliates, associated entities, stockholders, principals, officers, directors, managing directors, members, managing members, managing agents, predecessors, predecessors-in- interest, successors, successors-in-interest, assigns, financial or investment advisors, advisors, consultants, investment bankers, entities providing any fairness opinion,

6 underwriters, brokers, dealers, lenders, commercial bankers, attorneys (including Plaintiff’s Counsel in the Action), counsel, personal or legal representatives, accountants, auditors, insurers, co-insurers, reinsurers, and associates. (p) “Plaintiff’s Released Claims” shall mean all claims, cross-claims, counter- claims, charges, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, agreements, judgments, setoffs, decrees, matters, issues and controversies of any kind, nature, or description whatsoever, whether known or unknown, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, whether based on state, local, foreign, federal, statutory, regulatory, common, or other law or rule, that are, have been, or could have been asserted, in the Action or in any other court, tribunal, or proceeding by Plaintiff, any other Company stockholder derivatively on behalf of the Company, or by the Company directly against any of the Defendants’ Releasees which have in the past been, or now or hereafter, are based upon, arise out of, are in connection with, or relate directly or indirectly in any way, to the actions, transactions, occurrences, statements, representations, misrepresentations, omissions, allegations, disclosures, facts, practices, events, claims, or any other matters, things, or causes whatsoever, or any series thereof, that were alleged, asserted, set forth, claimed, embraced, involved, or referred to in, or related to, directly or indirectly in any way, in each case, (a) the Action, or (b) that which could have been asserted against any of the Defendants’ Releasees in the Action. If the Settlement is approved by the Court, Defendants and/or Defendants’ Releasees may file the Settlement and/or Judgment in any action that has been or may be brought against them, in order to cause the dismissal and to support as may be necessary a claim or defense based on principles of res judicata,

7 collateral estoppel, release, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, and Plaintiff’s Counsel shall promptly take all necessary steps to dismiss with prejudice the Action. (q) “Preliminary Approval Order” means the order to be entered by the Reviewing Court, substantially in the form of Exhibit B attached hereto, including, among other things, preliminarily approving the terms and conditions of the Settlement as set forth in this Stipulation, directing that notice be provided to Current Arrow Stockholders, and scheduling a Settlement Hearing to consider whether the Settlement and the Fee and Expense Amount should be finally approved and whether the Judgment should be entered. (r) “Related Persons” means each of a natural person’s immediate family members and other Persons’ current, former, or future parents, subsidiaries, associates, affiliates, partners, joint venturers, officers, directors, principals, stockholders, members, agents, representatives, employees (including, but not limited to, employees of Arrow), attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, trustees, engineers, insurers, co-insurers, reinsurers, spouses, heirs, assigns, executors, general or limited partners or partnerships, personal or legal representatives, estates, administrators, predecessors, successors, advisors, and/or any other individual or entity in which a Person has or had a controlling interest or which is or was related to or affiliated with a Person. (s) “Released Claims” means, collectively, the Defendants’ Released Claims and the Plaintiff’s Released Claims. (t) “Released Persons” means, collectively, the Plaintiff’s Releasees and Defendants’ Releasees. (u) “Releasing Parties” means, collectively, Plaintiff’s Releasors together with

8 Defendants’ Releasors. (v) “Reviewing Court” or the “Court” means the United States District Court for the Northern District of New York. (w) “Securities Class Action” means the proceedings in Ashe v. Arrow Financial Corp. et al., Case No. 1:23-cv-00764 (N.D.N.Y). (x) “Settlement” means the settlement documented in this Stipulation and its exhibits. (y) “Settlement Consideration” means the consideration provided to Arrow through the Settlement as set forth in Paragraphs 1.1 through 1.3 below and the attached Exhibit A. (z) “Settlement Hearing” means a hearing to be held by the Reviewing Court upon duly given notice to review this Stipulation and determine whether the Settlement should be finally approved, whether a Fee and Expense Amount should be finally approved, and whether the Judgment should be entered. (aa) “Unknown Claims” means any and all Released Claims which any of the Releasing Parties do not know or suspect to exist in his, her, or its favor at the time of the release of the Released Parties, which, if known by him, her, or it, might have affected his, her, or its settlement with and release of the Released Parties, or might have affected his, her, or its decision(s) with respect to the Settlement. The Releasing Parties agree that, upon the effective date of the Settlement, the Releasing Parties shall expressly waive and will be deemed to have waived the provisions, rights, and benefits of California Civil Code §1542, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

9 The Releasing Parties shall expressly waive, and shall be deemed to have waived, any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code § 1542. The Releasing Parties shall acknowledge that they may discover facts, legal theories, or authorities in addition to or different from those which he, she, it, or their counsel now knows or believes to be true with respect to the subject matter of the Released Claims, but the Releasing Parties shall expressly fully, finally, and forever waive, compromise, settle, discharge, extinguish, and release, and each Releasing Party shall be deemed to have waived, compromised, settled, discharged, extinguished, and released, and upon the effective date of the Settlement, shall have waived, compromised, settled, discharged, extinguished, and released, fully, finally, and forever, any and all Released Claims against the Released Parties, known or unknown, suspected or unsuspected, contingent or non-contingent, accrued or unaccrued, whether or not concealed or hidden, which now exist, or heretofore have existed, or may hereafter exist, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law, or rule, without regard to the subsequent discovery or existence of such different or additional facts, legal theories, or authorities. The Parties shall acknowledge, and the Releasing Parties shall be deemed to have acknowledged that the foregoing waiver was separately bargained for and is an essential element of the Settlement of which this release is a part. II. FACTUAL AND PROCEDURAL BACKGROUND A. Factual Background Founded in 1983, Arrow is a holding company, headquartered in Glens Falls, New York, that provides commercial and consumer banking, as well as financial products and

10 services. The Company’s common stock trades on the NASDAQ Global Select Market (“NASDAQ”).The Company is therefore subject to the NASDAQ’s listing and periodic filing requirements The Action arises from the Individual Defendants’ alleged breaches of fiduciary duty which Plaintiff contends caused damage to Arrow. Specifically, Plaintiff alleges that the Individual Defendants made, or caused the Company to make, materially false and/or misleading statements and/or failed to disclose that: (i) Arrow maintained defective disclosure controls and procedures and internal controls over financial reporting; (ii) the foregoing increased the risk that the Company could not timely file one or more of its periodic financial reports with the SEC as required by the NASDAQ’s listing requirements; (iii)Arrow was therefore at an increased risk of being delisted from the NASDAQ; and (iv) as a result, the Company’s public statements were materially false and misleading at all relevant times. Further, Plaintiff alleges that as a result of the allegedly defective internal controls, and contrary to Arrow’s public statements made in March 2023, Arrow was unable to timely file its Annual Report on Form 10-K with the SEC for the 2022 fiscal year, or its Quarterly Report on Form 10-Q with the SEC for the quarter ended March 31, 2023. As a result, Plaintiff alleges that on April 5, 2023, Arrow received a notice of non-compliance with the NASDAQ’s periodic filing requirements because of the Company’s failure to file its Annual Report. The Company also later received a second notice of non-compliance for its failure to file its Quarterly Report on May 15, 2023. The Action alleges that the Company’s share price declined from $27.20 on March 16, 2023 to $19.06 per share by May 15, 2023. As a result, a factually related Securities Class Action, captioned Ashe v. Financial Corporation, et al., Case No. 1:23-cv-00764- AMN-DJS (N.D.N.Y.) (“Securities Class Action”) was filed against the Company and

11 certain of its officers. Plaintiff therefore alleges that the Company was harmed as a result of the Individual Defendants’ breaches of fiduciary duty, which caused the Company to incur costs in connection with the Securities Class Action and also in connection with remediating its allegedly defective internal controls and undertaking internal investigations. Plaintiff further alleges that before the alleged truth was revealed, the Company’s share price was artificially inflated as a result of the false and misleading statements. While the Company’s share price was inflated, Plaintiff alleges that the Individual Defendants caused the Company to repurchase its own common stock at those artificially inflated prices, causing harm to the Company, and that certain Individual Defendants sold their personally held Arrow stock for personal profits. B. The Action On December 12, 2023, Plaintiff filed a verified shareholder derivative complaint in the Court against the Individual Defendants, asserting claims for breaches of fiduciary duty, gross mismanagement, waste of corporate assets, unjust enrichment, contribution and indemnification under Sections 10(b) and 21D of the Securities Exchange Act of 1934 (“Exchange Act”), violations of Section 14(a) of the Exchange Act, and violations of Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder. ECF No. 1. Thereafter, Plaintiff’s Counsel and Defendants’ Counsel negotiated the terms of a stay pending the resolution of the motion to dismiss in the Securities Class Action. Having reached an agreement on the terms of the stay, the Parties submitted a joint stipulation to the Court on March 5, 2024. ECF No. 13. In addition to agreeing to stay the Action, the Parties stipulated that: (i) Defendant’s Counsel would accept service for all Defendants; (ii) Defendants would request that Plaintiff be included in any mediation or settlement discussions in either the Securities Class Action or any other derivative action, or would otherwise mediate or engage in settlement talks with Plaintiff at or about the same time;

12 and (iii) Defendants would produce to Plaintiff any documents produced in response to any other shareholder demand for books and records. Id. The Court so-ordered the stipulation on March 11, 2024. ECF No. 15. C. Settlement Negotiations Having been informed in the first week of April of settlement negotiations in the Securities Class Action, Plaintiff’s Counsel states they diligently reviewed the Company’s publicly available corporate governance documents and Plaintiff’s claims in the Action, and crafted a settlement demand which was served on Defendants on April 12, 2024. Thereafter, on or around May 2, 2024, Plaintiff’s Counsel and Defendants’ Counsel conferred and engaged in arm’s-length negotiations regarding the terms of any proposed settlement. Then, during another settlement discussion on May 15, 2024, Defendants agreed to produce internal Company policies and corporate governance documents for Plaintiff’s Counsel to review to aid the settlement negotiations. Following this, on May 28, 2024 and June 12, 2024, Defendants produced five of the Company’s internal corporate governance documents comprising a total of 112 pages, which Plaintiff’s Counsel state that they then reviewed and analyzed to obtain deeper insight into the Company’s existing corporate governance practices. Having reviewed the document production, on or around June 14, 2024, Plaintiff crafted a second settlement demand that Plaintiff believes targeted gaps in the Company’s corporate governance practices that Plaintiff believes went directly to the allegations in the Action. Then, on June 28, 2024, Plaintiff’s Counsel and Defendant’s Counsel conferred regarding Plaintiff’s settlement demand and, shortly thereafter, on July 2, 2024, Defendants sent Plaintiff their counter demand. The Parties engaged in several additional arm’s-length negotiations and exchanged revised settlement demands and counter demands over the ensuing months before ultimately reaching an agreement in principle to resolve the Action

13 in exchange for certain corporate governance reforms (the “Reforms”), as detailed in Exhibit A, on September 12, 2024 (the “Settlement”). Only after negotiating the material terms of the proposed settlement did the Parties begin negotiating an appropriate amount of attorneys’ fees and expenses that Defendants would agree to pay Plaintiff’s Counsel commensurate with the value of the benefits conferred on Arrow and its stockholders by the Settlement and the contributions of Plaintiff’s Counsel to the Settlement. Early into these negotiations, however, a disagreement arose regarding certain general aspects of the proposed Settlement. As a result, the fee negotiations immediately ceased and, to avoid any uncertainty moving forward, the Parties documented the material and certain general terms of the settlement in a binding Term Sheet, which was subject to several rounds of back-and-forth revisions by the Parties. The Term Sheet was finalized on or around December 27, 2024, and was then approved by the Company’s Board of Directors (the “Board”) on January 29, 2025. Following this, the Parties resumed their negotiations regarding the appropriate amount of attorneys’ fees and expenses that Defendants would agree to pay Plaintiff’s Counsel. Despite having a number of exchanges, the Parties were unable at this time to agree on an appropriate Fee and Expense Amount (as defined in § V.4, ¶4.1 below). Accordingly, absent future agreement, Plaintiff shall file a motion to approve an appropriate Fee and Expense Amount with the Reviewing Court. Defendants reserve their right to oppose such a motion. As to the legal merits of the claims asserted in the Action, the Parties have expended significant time and resources in investigating and assessing the claims and defenses applicable in the Action, including through numerous settlement exchanges where the merits of the claims asserted in the Action and defenses thereto were extensively discussed by the Parties. The Parties have now reached a definitive agreement to settle the Action,

14 upon the terms and subject to the conditions set forth in this Stipulation. III. STOCKHOLDERS’ CLAIMS AND THE BENEFITS OF SETTLEMENT The Settlement arises out of the Action on behalf of nominal defendant Arrow, alleging breaches of fiduciary duties, among other claims, against the Individual Defendants. Plaintiff claims in the Action that the Individual Defendants breached their fiduciary duties by, inter alia, causing the Company to issue allegedly false and misleading statements to the public, which allegedly resulted in harm to Arrow. In connection with investigating, prosecuting, and settling this Action, Plaintiff’s Counsel state that they engaged in the following, among other things: (i) reviewed and analyzed Arrow’s public filings with the U.S. Securities and Exchange Commission (the “SEC”), press releases, announcements, transcripts of investor conference calls, and news articles; (ii) reviewed and analyzed securities analyst, business, and financial media reports about Arrow; (iii) reviewed the filings and proceedings in the related Securities Class Action; (iv) researched the applicable law with respect to the claims asserted (or which could be asserted) in the Action and the potential defenses thereto; (v) researched, drafted, and filed a complaint; (vi) reviewed and assessed the Company’s existing corporate governance practices; (vii) prepared a comprehensive written settlement demand with an analysis of the claims and damages; (viii) engaged in numerous discussions with Defendants’ Counsel regarding the settlement demand; (ix) negotiated the terms of a document production for settlement purposes; (x) received and reviewed five Company internal corporate governance documents comprising a total of 112 pages produced in connection with the settlement negotiations; (xi) modified the settlement demands over the course of the Parties’ settlement negotiations; (xii) engaged in back-and-forth settlement negotiations with Defendant’s Counsel for several months before reaching an agreement in principle to settle the Action; (xiii) drafted and negotiated the terms of a settlement term

15 sheet to memorialize the essential terms of the Settlement; and (xiv) drafted the necessary settlement documentation and negotiated its terms for its submission to the Court for approval of the Settlement. Plaintiff’s Counsel believes that the claims asserted in the Action have merit and that their investigation of the evidence supports the claims asserted. Without conceding the merit of any of the Individual Defendants’ defenses, and in light of the benefits of the Settlement as well as to avoid the potentially protracted time, expense, and uncertainty associated with continued litigation, including potential trial(s) and appeal(s), Plaintiff and Plaintiff’s Counsel have concluded that it is desirable that the Action be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Plaintiff and Plaintiff’s Counsel recognize the significant risk, expense, and length of continued proceedings necessary to prosecute the Action against the Individual Defendants through trial(s) and through possible appeal(s). Plaintiff’s Counsel have also considered the uncertain outcome and the risk of any litigation, especially complex litigation such as the Action, the difficulties and delays inherent in such litigation, and the cost to Arrow, on behalf of which Plaintiff filed the Action, that would result from extended litigation. Based on their evaluation, and given what Plaintiff’s Counsel believe to be significant benefits conferred upon Arrow as a result of the Settlement, Plaintiff and Plaintiff’s Counsel have determined the Settlement is in the best interests of Arrow and its stockholders and have agreed to settle the Action upon the terms and subject to the conditions set forth herein. IV. DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY Defendants deny all the allegations made by Plaintiff in the Action and maintain that their actions at all times were proper. Defendants have each denied and continue to deny that he, she, or it has committed or attempted to commit any violations of law, any breaches of fiduciary duty owed to Arrow and/or its stockholders, or any wrongdoing

16 whatsoever, and expressly maintain, that at all relevant times, he, she, or it acted in good faith and in a manner that he, she, or it reasonably believed to be in the best interests of Arrow and its stockholders. Defendants further deny that Plaintiff, Arrow, or its stockholders suffered any damage or were harmed as a result of any act, omission, or conduct by the Defendants as alleged in the Action or otherwise. While Defendants remain confident that the courts would ultimately hold Plaintiff’s claims in the Action to be meritless, Defendants recognize the significant risks, expenses, and duration of continued proceedings to defend against the claims made in the Action through discovery, trial(s), and possible appeal(s). Defendants, therefore, are entering into this Settlement to eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation, and believe that the Settlement is in the best interest of the Company and its stockholders. Pursuant to the terms set forth below, this Stipulation (including the exhibits and appendices hereto) shall in no event be construed as, or deemed to be evidence of, an admission or concession by any Defendant with respect to any claim of fault, liability, wrongdoing, or damage. V. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT IT IS HEREBY STIPULATED AND AGREED, by and among Plaintiff (for himself and derivatively on behalf of Arrow), the Individual Defendants, and Arrow, each by and through their respective attorneys of record, that in exchange for the consideration set forth below and the benefits flowing to the Parties from the Settlement, and subject to the approval of the Reviewing Court, the Action and the Released Claims shall be fully, finally, and forever compromised, settled, discharged, extinguished, relinquished, and released, and the Action shall be dismissed with prejudice as to all Defendants and claims, with full preclusive effect, as to all Parties, upon and subject to the terms and conditions of

17 the Stipulation, as set forth below. 1. Settlement Consideration 1.1 In consideration of the Settlement and the releases provided therein, and subject to the terms and conditions of this Stipulation, the Parties agree that the Company will maintain certain management and governance measures as set forth in Exhibit A, attached hereto. 1.2 The Board shall adopt the Reforms within thirty (30) days of the Court’s entry of the Judgment, and be maintained for a period of not less than five (5) years (the “Effective Term”). 1.3 Arrow acknowledges and agrees that the filing and pendency of the Action, and the settlement of the Action were a material cause of the Company’s decision to adopt, implement, and maintain the Reforms discussed in paragraph 1.1. Arrow also acknowledges and agrees that (i) the Reforms confer substantial benefits upon the Company and its stockholders; and (ii) the Board’s commitment to adopt, implement, and maintain the Reforms for the Effective Term will serve the Company and its stockholders’ best interests, and constitutes fair, reasonable, and adequate consideration for Plaintiff’s release of the derivative claims. 1.4 The Board has approved a resolution reflecting its determination, in a good faith exercise of its business judgment, that the Settlement and each of its terms are fair, reasonable, and in the best interests of the Company and its stockholders, and that the Settlement, including the Reforms, confers substantial benefits upon the Company and its stockholders. 2. Procedure for Implementing the Settlement 2.1 Within fourteen (14) calendar days of the last party’s execution of this Stipulation, Plaintiff’s Counsel shall submit the Stipulation together with its exhibits

18 to the Reviewing Court and file a motion for preliminary approval of settlement, requesting, among other things: (i) preliminary approval of the Settlement set forth in this Stipulation and entry of a Preliminary Approval Order substantially in the form attached as Exhibit B hereto; (ii) approval of the method of providing notice to Arrow stockholders and approval of the forms of Notice attached as Exhibit C hereto; and (iii) a date for the Settlement Hearing. Plaintiff’s Counsel shall subsequently prepare and file the motion for final approval of the settlement. 2.2 Within fifteen (15) days after the entry of an order by the Court preliminarily approving the Settlement, the Company shall: (1) post a copy of the notice of settlement (“Notice”) and the Settlement Agreement (and exhibits thereto) on the Investor Relations page of the Company’s website; (2) issue a press release with the Notice on GlobeNewswire or similar newswire service; and (3) file with the U.S. Securities and Exchange Commission (“SEC”) the Notice and Settlement Agreement (and exhibits thereto) as exhibits to a Form 8-K with the SEC. The Notice shall provide a link to the Investor Relations page on the Company’s website where the Notice and Stipulation of Settlement (and exhibits thereto) may be viewed, which page will be maintained through the date of the final settlement hearing. The Company shall be solely responsible for paying the costs and expenses related to providing notice of the Settlement set forth in this paragraph or as otherwise required by the Court. The Parties acknowledge and agree that no Individual Defendant shall bear any cost or expense in connection with providing Notice. At least seven (7) calendar days prior to the Settlement Hearing, Arrow’s counsel shall file with the Reviewing Court an affidavit or declaration regarding Arrow’s compliance with the above-listed notice procedures. 2.3 The Parties believe the manner of the notice procedures set forth in this paragraph constitute adequate and reasonable notice to the Company’s stockholders

19 pursuant to applicable law and due process. 2.4 The Parties agree to request that the Reviewing Court hold a hearing not less than sixty (60) days after Notice is given for the Reviewing Court to consider and determine whether the Judgment, substantially in the form of Exhibit D hereto, should be entered: (i) approving the terms of the Settlement as fair, reasonable, adequate, and in the best interests of Arrow and its stockholders; and (ii) ruling upon Plaintiff’s Counsel’s request for approval of the Fee and Expense Amount. 3. Dismissal of the Action and Barring of Claims 3.1 This Settlement is conditioned on the dismissal with prejudice of the Action by the Court. 3.2 The proposed Preliminary Approval Order shall request that the Court enter an order enjoining all other Company stockholders from commencing, instituting, or prosecuting any of the claims asserted in the Action. 3.3 The Releasing Parties agree not to sue any Released Parties with respect to all such Released Claims, and shall be permanently barred, enjoined, and restrained from commencing, prosecuting, or asserting any Released Claim against any of the Released Parties, other than those proceedings incident to the Settlement itself. 4. Fee and Expense Amount 4.1 Arrow acknowledges and agrees that the Settlement confers substantial benefits upon it and its stockholders, and, as such, Plaintiff’s Counsel are entitled to an award of reasonable attorneys’ fees and expenses in an amount commensurate with the value of the Settlement’s benefits and the risks assumed by Plaintiff’s Counsel in pursuing the Action on a wholly contingent basis (the “Fee and Expense Amount”). After the Parties had agreed on all other material substantive terms of the Settlement and executed the term sheet, Plaintiff’s Counsel and Defendants’ Counsel negotiated in good

20 faith regarding the maximum Fee and Expense Amount that Defendants will agree, subject to approval of the Reviewing Court, to pay to Plaintiff’s Counsel based upon the substantial benefits conferred upon Arrow and its stockholders through the settlement of the Action. Plaintiff’s Counsel and Defendants’ Counsel certify that there was no negotiation pertaining to Plaintiff’s Counsel’s claimed Fee and Expense Amount prior to the Parties’ agreement on the Reforms outlined above and set forth in full in Exhibit A, and that any potential court order(s) relating to Plaintiff’s Counsel’s Fee and Expense Amount will not affect the binding nature of the material, substantive terms of the Settlement. 4.2 Plaintiff’s Counsel and Defendants’ Counsel attempted to negotiate for a Fee and Expense Amount, however, the Parties to date were unable to reach an agreement on an appropriate Fee and Expense Amount; therefore, Plaintiff’s Counsel shall file a motion to approve attorneys’ fees and costs, which Defendants may oppose. 4.3 The Fee and Expense Amount shall be subject to approval by the Reviewing Court. The Reviewing Court’s decision granting, in whole or in part, the application by Plaintiff’s Counsel for approval of the Fee and Expense Amount is not a condition of the Stipulation or to entry of the Judgment. The request by Plaintiff’s Counsel for approval of a Fee and Expense Amount is to be considered by the Reviewing Court separately from consideration of whether the Settlement is fair, reasonable, adequate, and in the best interests of Arrow and its stockholders. Any orders or proceedings relating to any request for approval of the Fee and Expense Amount, or any appeal from any order or proceedings relating thereto, shall not affect the validity or Finality of the Settlement, operate to terminate or cancel the Stipulation, and/or affect or delay either the Effective Date or the Finality of the Judgment approving the Settlement. Any changes by any court to the negotiated amount of any Fee and Expense Amount will not affect the Finality of the Settlement.

21 4.4 The Company shall pay or cause to be paid, the Court-approved Fee and Expense Amount to an escrow account designated by Plaintiff’s Counsel within five (5) calendar days of (a) an agreement between Plaintiff and Defendants as to the amount of the Fee and Expense Amount; or (b) a Court Order as to the amount of the Fee and Expense Amount, which amount, to the extent approved by the Court, shall be immediately releasable to Plaintiff upon entry by the Court of the Final Approval Order, notwithstanding the existence of any collateral attacks on the Settlement, including, without limitation, any objections or appeals, provided, however, that Plaintiff’s Counsel shall make a full or partial refund or repayment of the Fee and Expense Amount, as appropriate, if any collateral attack is successful or the Settlement is otherwise terminated, or any Court with appropriate jurisdiction reduces the Fee and Expense Amount. 4.5 Except as otherwise provided herein or except as provided pursuant to indemnification or insurance rights, each of the Parties shall bear his, her, or its own costs, expenses, and attorneys’ fees. For the avoidance of doubt, except as provided in this Stipulation, Defendants shall bear no other expenses, costs, damages, or fees alleged or incurred by Plaintiff, or by any of Plaintiff’s attorneys, experts, advisors, agents, or representatives in connection with the claims settled by the Settlement. Except for the Fee and Expense Award, none of the Released Parties shall have an obligation to pay any amount of any attorneys’ fees and expenses awarded by the Court to Plaintiff or Plaintiff’s Counsel, and none of the Released Parties shall bear any expenses, costs, damages, or fees alleged or incurred by Plaintiff, by any stockholder of the Company, or by any of their attorneys, experts, advisors, agents, or representatives in connection with the Action or the Settlement. 4.6 Plaintiff’s Counsel agree not to seek an award of fees or expenses in any other court in connection with the Action and the Settlement other than their Fee and

22 Expense Amount. 4.7 In light of the benefits he helped to create for all Current Arrow Stockholders, Plaintiff may apply for a Court-approved Service Award up to $5,000.00 (the “Service Award”). Defendants shall not object to Plaintiff’s request to the Court for approval of a Service Award. The Service Award shall be funded exclusively from the Fee and Expense Amount. 5. Releases 5.1 Upon the Effective Date, the Releasing Parties shall be deemed to have, and by operation of the Judgment shall have completely, fully, finally, and forever comprised, settled, released, relinquished, discharged, extinguished, and dismissed with prejudice any and all of the Released Claims (including Unknown Claims) against the Released Persons. 5.2 The Releasing Parties covenant not to sue the Released Parties with respect to all such Released Claims, and shall be permanently barred and enjoined from commencing, prosecuting, or asserting any Released Claim against any of the Released Parties. 5.3 The Settlement is intended to extinguish all of the Released Claims and, consistent with such intention, upon the Effective Date of the Settlement, the Releasing Parties shall waive and relinquish, to the fullest extent permitted by law, the provisions, rights, and benefits of any state, federal, or foreign law or principle of common law, which may have the effect of limiting the release set forth above. 5.4 Notwithstanding §V.5, ¶¶ 5.1–5.3 above, nothing in the Stipulation or the Judgment shall release or bar any claims to enforce this Stipulation, the Settlement, or the Judgment or bar any action by any Party to enforce the terms of the Stipulation, the Settlement, or the Judgment. In addition, nothing in §V.5, or ¶¶ 5.1–5.3 above is intended

23 to release any rights to indemnification, insurance coverage, or advancement of expenses that any Released Person has or may have under any insurance policy, contract, bylaw, or charter provision, or under New York law, including, but not limited to, any rights any Released Person has or may have related to any pending or threatened civil or government proceedings. 6. Conditions of Settlement 6.1 The Effective Date of the Settlement shall be the date on which all the following events have occurred: a. approval of the Settlement by the Reviewing Court at or after the Settlement Hearing following notice to Current Arrow Stockholders as set forth in Paragraph 2.2; b. entry of the Judgment, in all material respects in the form set forth as Exhibit D hereto, approving the Settlement, without awarding costs to any party, except as provided herein, and releasing the Released Persons from the Released Claims; and, c. the Judgment becomes Final. 6.2 If any of the conditions specified above in Paragraph 6.1 are not met, then the Stipulation shall be cancelled and terminated, unless all the Parties agree in writing to proceed with the Stipulation. If for any reason the Effective Date of this Stipulation does not occur, or if this Stipulation is in any way canceled, terminated, or fails to become Final in accordance with its terms: (i) all Parties and Released Persons shall be restored to their respective positions prior to execution of this Stipulation; (ii) all releases delivered in connection with the Stipulation shall be null and void, except as otherwise provided for in the Stipulation; (iii) the Fee and Expense Amount (or a reduced amount as directed by the Reviewing Court) shall not be paid or, if already paid, shall be refunded to the escrow

24 account in accordance with Paragraph 4.4; and (iv) all negotiations, proceedings, documents prepared, and statements made in connection herewith shall be without prejudice to the Parties, shall not be deemed or construed to be an admission by any of the Parties of any act, matter, or proposition, and shall not be used or referred to in any manner for any purpose (other than to enforce the terms remaining in effect) in any subsequent proceeding in the Action or in any other action or proceeding. In such event, the terms and provisions of this Stipulation (other than those set forth in Paragraphs 6.2, 7.6, and 7.10) shall have no further force and effect with respect to the Parties and shall not be used in the Action or in any other proceeding for any purpose. 6.3 No court order, modification, or reversal on appeal of any court order concerning any Fee and Expense Amount (or a reduced amount as directed by the Reviewing Court) or interest awarded by a court to Plaintiff’s Counsel shall constitute grounds for cancellation or termination of the Stipulation, affect the enforceability of the Stipulation, or delay or preclude the Judgment from becoming Final. 7. Miscellaneous Provisions 7.1 The Parties: (i) acknowledge that it is their intent to consummate the Settlement; and (ii) agree to act in good faith and cooperate to take all reasonable and necessary steps to expeditiously implement the terms and conditions of the Settlement set forth in this Stipulation. 7.2 The Parties intend this Settlement to be a final and complete resolution of all disputes between them arising out of, based upon, or related to the Action and the Released Claims. The Settlement addresses claims that are contested and shall not be deemed an admission by any Party as to the merits of any claim, allegation, or defense. The Parties and their respective undersigned counsel agree that during the course of the litigation, each has complied with the requirements of the applicable laws and court rules.

25 The Parties agree that the Released Claims are being settled voluntarily after consultation with an experienced mediator and legal counsel who were fully competent to assess the strengths and weaknesses of their respective clients’ claims or defenses. 7.3 The Parties agree that the terms of the Settlement were negotiated in good faith by the Parties. The Parties will request that the Judgment contain a finding that during the Action, the Parties and their respective undersigned counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and all other similar rules of professional conduct. The Parties reserve their right to rebut, in a manner that the Parties determine to be appropriate, any contention made in any public forum that the Action was brought or defended in bad faith or without a reasonable basis. 7.4 In the event that any other disputes arise, prior to the time that Judgment is entered by the Reviewing Court, that are related to the terms of this Stipulation, any of its exhibits, or the Settlement more generally, or the presentation of the Settlement to the Reviewing Court for approval, the Parties agree that any such disputes shall be brought exclusively in the United States District Court for the Northern District of New York, except for disputes over the Fee and Expense Amount, which may also be submitted to a mediator for a binding resolution. 7.5 Each of the Individual Defendants expressly denies and continues to deny all allegations of wrongdoing or liability against itself, himself, or herself arising out of or relating to any conduct, statements, acts, or omissions alleged, or which could have been alleged, in the Action. Each of the Individual Defendants reserves the right to rebut any and all allegations of breach of fiduciary duty, wrongdoing, or liability, whatsoever, against himself, herself, or itself. 7.6 Neither the Stipulation (including any exhibits attached hereto) nor the Settlement, nor any act performed or document executed pursuant to or in furtherance

26 of the Stipulation or the Settlement, nor any of the negotiations or proceedings in connection therewith: (i) is or may be deemed to be or may be offered, attempted to be offered, or used or referred to in any way by the Parties as a presumption, a concession, an admission, or evidence of any fault, wrongdoing, or liability of any of the Parties or of the validity of any Released Claims; or (ii) is or may be deemed to be or may be used as a presumption, concession, admission, or evidence of any liability, fault, or omission of any of the Released Persons in any civil, criminal, or administrative proceeding in any court, administrative agency, or other tribunal. Neither this Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of this Stipulation or the Settlement, nor any of the negotiations or proceedings in connection therewith may be construed as evidence, shall otherwise be admissible, referred to, or used in in any proceeding of any nature, for any purpose whatsoever, except to enforce the terms of the Settlement, and except that the Released Persons may file the Stipulation and/or the Judgment in any action or proceeding that may be brought against them to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim. 7.7 In the event any proceedings by or on behalf of Arrow, whether voluntary or involuntary, are initiated under any chapter of the United States Bankruptcy Code, including any act of receivership, asset seizure, or similar federal or state law action (“Bankruptcy Proceedings”), the Parties agree to use their reasonable best efforts to obtain all necessary orders, consents, releases, and approvals to effectuate this Stipulation in a timely and expeditious manner. 7.8 In the event of any Bankruptcy Proceedings by or on behalf of Arrow, the Parties agree that all dates and deadlines set forth herein will be extended for

27 such periods of time as are necessary to obtain necessary orders, consents, releases, and approvals from the Bankruptcy Court to carry out the terms and conditions of the Stipulation. 7.9 Plaintiff’s Counsel agree that within sixty (60) days of the Effective Date, they will return to the producing party all documents and other discovery material obtained from such producing party in any Action, including all documents produced by Arrow, whether formally or informally in connection with the prosecution and/or settlement of the Action (“Discovery Material”), or destroy all such Discovery Material and certify to that fact; provided, however that Plaintiff’s Counsel shall be entitled to retain all filings, court papers, hearing transcripts, and attorney-work product containing or reflecting Discovery Material, subject to the requirement that Plaintiff’s Counsel shall not disclose any information contained or referenced in the Discovery Material to any person except, following reasonable advance notice to Arrow, pursuant to a validly issued subpoena or request for production. 7.10 All designations and agreements made and orders entered during the course of the Action relating to the confidentiality of documents or information shall survive this Settlement. Nothing in this Stipulation, or the negotiations relating thereto, is intended to or shall be deemed to constitute a waiver of any applicable privilege or immunity, including, without limitation, the attorney-client privilege, the joint defense privilege, or work product protection. 7.11 The Stipulation and the exhibits attached hereto constitute the entire agreement among the Parties with respect to the Settlement, and supersede any and all prior negotiations, discussions, agreements, or undertakings, whether oral or written, with respect to such matters. The Parties expressly acknowledge that, in entering this Stipulation, they are not relying upon any statements, representations, or warranties by any

28 Party except as expressly set forth herein. The Parties agree that they intend to confer on all Released Persons the benefit of all releases and other protections set forth in Paragraphs 5.1–5.3 above. The Parties agree that each of the Released Persons who is not a Party is an express third-party beneficiary of those releases and other protections and is entitled to enforce the terms of those releases and other protections to the same extent that such Released Persons who are not Parties could enforce such terms if they were party to the Stipulation. All provisions in the Stipulation providing that nothing herein shall in any way impair or restrict the rights of any Party to enforce the terms of this Stipulation are agreed to mean additionally that nothing herein shall in any way impair or restrict the rights of any Released Person who is not a Party to enforce the terms of the Stipulation. 7.12 This Stipulation supersedes and replaces any prior or contemporaneous writing, statement, or understanding pertaining to the Action, and no parol or other evidence may be offered to explain, construe, contradict, or clarify its terms, the intent of the Parties or their counsel, or the circumstances under which the Stipulation was made or executed. 7.13 It is understood by the Parties that except for matters expressly represented herein, the facts or law with respect to which this Stipulation is entered into may turn out to be other than, or different from, the facts or law now known to each party or believed by such party to be true; each party therefore expressly assumes the risk of facts or law turning out to be different and agrees that this Stipulation shall be in all respects effective and not subject to termination by reason of any such different facts or law. 7.14 The exhibits to the Stipulation are material and integral parts hereof and are fully incorporated herein by this reference. 7.15 The headings herein are used for the purpose of convenience only and are not meant to have legal effect.

29 7.16 The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Parties or their respective successors-in-interest. 7.17 This Stipulation shall be deemed drafted equally by all Parties hereto and shall not be construed, in any way, against any Party on the ground that the Party or its counsel drafted this Stipulation. 7.18 The Stipulation and the Settlement shall be binding upon, and inure to the benefit of, the Parties and the Released Persons and their respective successors, assigns, heirs, spouses, marital communities, executors, administrators, trustees in bankruptcy, and legal representatives. 7.19 The Stipulation and the exhibits attached hereto shall be governed by, construed, performed, and enforced in accordance with the laws of the State of New York without regard to any state’s choice-of-law rules, principles, or policies. 7.20 No representations, warranties, or inducements have been made to any of the Parties concerning the Stipulation or its exhibits other than the representations, warranties, and covenants contained and memorialized in such documents. 7.21 Plaintiff represents and warrants that (i) the allegations of paragraph 19 of the Complaint remain accurate; and (ii) he has not assigned or transferred or attempted to assign or transfer, to any Person any Released Claim or any portion thereof or interest therein. 7.22 Any failure by any party to this Stipulation to insist upon the strict performance by any other party of any of the provisions of this Stipulation shall not be deemed a waiver of any of the provisions, and such party, notwithstanding such failure, shall have the right thereafter to insist upon the strict performance of any and all of the provisions of this Stipulation to be performed by such other party. 7.23 If any portion of the Settlement is found to be unlawful, void,

30 unconscionable, or against public policy by a court of competent jurisdiction, the remaining terms and conditions of the Settlement shall remain intact. 7.24 If there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any exhibits hereto, the terms of this Stipulation shall prevail. 7.25 Each counsel or other Person executing the Stipulation or its exhibits on behalf of any of the Parties hereby warrants that such Person has the full authority to do so. 7.26 The Stipulation may be executed in one or more counterparts, each of which so executed shall be deemed to be an original and such counterparts together constitute one and the same Stipulation. The Parties agree that signatures submitted through facsimile or by e-mailing .PDF files or signed using DocuSign or signed using electronic signatures shall constitute original and valid signatures. A complete set of executed counterparts shall be filed with the Reviewing Court. 7.27 The Parties irrevocably and unconditionally (i) agree that Reviewing Court shall retain sole and exclusive jurisdiction with respect to the interpretation, implementation, and enforcement of the terms of this Stipulation, and, except as otherwise provided herein, the Parties and their undersigned counsel submit to the jurisdiction of the Reviewing Court for purposes of implementing and enforcing the Settlement embodied in this Stipulation; (ii) waive any objection to the laying of venue of any such litigation in such Court; and (iii) agree not to plead or claim in such Court that such litigation brought therein has been brought in any inconvenient forum; and (iv) expressly waive any right to demand a jury trial as to any such dispute. 7.28 Without further order of the Reviewing Court, the Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation, provided that such extensions do not conflict with a court order.

SETTLEMENT-RELATED COMMUNICATION SUBJECT TO FRE 408 AND STATE-LAW EQUIVALENTS EXHIBIT A

SETTLEMENT-RELATED COMMUNICATION SUBJECT TO FRE 408 AND STATE-LAW EQUIVALENTS 1 CORPORATE GOVERNANCE REFORMS Within thirty (30) days of issuance of an order approving the settlement by the United States District Court for the Northern District of New York (“Final Settlement Approval”), Arrow Financial Corporation’s (“Arrow” or the “Company”) Board of Directors (“Board”) shall adopt the following Corporate Governance Reforms (“Reforms”), which shall remain in effect for no less than five (5) years. Arrow acknowledges and agrees that the filing and pendency of the Action, and the settlement of the Action were a material cause of the Company’s decision to adopt, implement, and maintain the Reforms. Arrow also acknowledges and agrees that the Reforms confer substantial benefits to Arrow and Arrow’s shareholders. I. ENHANCEMENTS TO THE MANAGEMENT-LEVEL DISCLOSURE COMMITTEE CHARTER Plaintiff acknowledges the existence of a Management-Level Disclosure Committee (“Disclosure Committee”) and understands that no formal Charter exists for the Disclosure Committee. The Complaint alleges that “Arrow maintained defective disclosure controls and procedures….” Compl. at ¶¶ 9, 60, 67, 71, 183, 214. Management shall adopt a formal, Board approved Disclosure Committee Charter which sets forth the following duties and responsibilities, in addition to codifying any existing informal duties not mentioned herein: (a) Establish and maintain a Disclosure Controls Policies and Procedures policy designed to ensure that information required to be disclosed by the Company in its filings with the SEC and other information that the Company discloses to the investment community is recorded, processed, summarized, and reported accurately and timely, including policies and procedures for evaluating periodic and ad hoc disclosures, as well as procedures and policies for periodically assessing the effectiveness of the Company’s Disclosure Controls; (b) Evaluate the integrity and effectiveness of the Company’s Disclosure Controls as of the end of the period covered by each SEC Periodic Report filed by the Company with the SEC and any amendments to those reports, including through the use of outside consultants as the Committee deems useful and appropriate; (c) Review all information pertinent to the preparation and evaluation of SEC Periodic and Current Reports; (d) Conduct semi-annual reviews to identify industry-leading oversight practices in connection with the Company’s disclosures to implement and review progress on such goals; (e) Work with the Board’s Audit Committee to the ensure the timely evaluation and accurate public disclosure of material information concerning the Company’s loans, risk ratios, and accounting policies and procedures;

SETTLEMENT-RELATED COMMUNICATION SUBJECT TO FRE 408 AND STATE-LAW EQUIVALENTS 2 (f) On at least an annual basis, the Disclosure Committee or a subcommittee thereof shall perform an audit of the Company’s public disclosures (including select SEC filings, earnings call transcripts, press releases, and other public disclosures for the previous year) to ensure that they (i) are full, fair, and accurate; (ii) do not misrepresent or omit any material fact; and (iii) otherwise comply with SEC Regulation FD, 17 C.F.R. Part 243. Should the audit reveal that any public disclosure was misrepresented, untruthful, omitting material facts, dishonest, or otherwise not in compliance with SEC Regulation FD, then it shall be promptly reported to the full Board for corrective action; and (g) Should the Disclosure Committee, or any member or subcommittee thereof, identify any deficiencies in the performance of the Disclosure Committee itself or the Company’s adherence to established disclosure controls, policies, and/or procedures, it shall promptly report such deficiencies to the full Board for corrective action. In order to execute its responsibilities, the Disclosure Committee shall have full access to all Company books, records, facilities, and employees, including independent auditors. II. ENHANCEMENTS TO THE DUTIES AND RESPONSIBILITIES OF THE COMPENSATION COMMITTEE Arrow shall adopt a resolution to amend the Compensation Committee Charter. The amended Compensation Committee Charter shall be posted on the Company’s website. The amended Compensation Committee Charter shall require the following: (a) In determining, setting, or approving annual short-term compensation arrangements, the Compensation Committee shall consider the particular executive’s performance as it relates to both legal compliance and compliance with the Company’s internal policies and procedures. This shall not affect payments or benefits that are required to be paid pursuant to the Company’s plans, policies, or agreements; and (b) In determining, setting, or approving termination benefits and/or separation pay to executive officers, the Compensation Committee shall take into consideration the circumstances surrounding the particular executive officer’s departure and the executive’s performance as it relates to both legal compliance and compliance with the Company’s internal policies and procedures. This shall not affect payments or benefits that are required to be paid pursuant to the Company’s plans, policies, or agreements. III. ENHANCEMENTS TO THE GOVERNANCE COMMITTEE The Board shall adopt a resolution to amend the Governance Committee Charter to require the following: (a) The Governance Committee will accept the additional responsibilities of overseeing the Company’s Enterprise Risk Management program and formally become the Governance and Risk Committee.

SETTLEMENT-RELATED COMMUNICATION SUBJECT TO FRE 408 AND STATE-LAW EQUIVALENTS 3 (b) The Governance Committee shall meet with each prospective new Board member prior to his or her nomination to the Board and then recommend whether such individual shall be nominated for membership to the Board. Any prospective new Board nominee, whether recommended by a shareholder or found by the Governance Committee in the absence of a qualified shareholder nominee, shall be considered by the Governance Committee. Such review shall require, inter alia, a background check of each candidate; (c) When determining whether a prospective new Board member should be nominated for membership to the Board, the Governance Committee must consider factors including that prospective Board member’s existing board memberships at other private and public companies and organizations, existing executive roles at other private and public companies and organizations, and any other outside commitments to ensure that the prospective Board member is able to devote sufficient time to Arrow and remain attentive while acting as a Board member; (d) The decision on whether to recommend such person to the Board shall be disclosed to shareholders after a full review by the Board. Potential disqualifying conflicts of interests to be considered shall include familial relationships with Company officers or directors, interlocking directorships, and/or substantial business, civic, and/or social relationships with other members of the Board that could impair the prospective Board member’s ability to act independently from the other Board members; (e) In accordance with its duties to develop principles of corporate governance and recommend such principles to the Board, the Governance Committee shall ensure that any agreed upon corporate governance principles or guidelines, including its charter, are widely available to the public, through the Company’s website or otherwise; (f) The Governance Committee shall work with the Audit Committee in fulfilling its duties related to the Company’s corporate governance principles and oversight of the Company’s compliance with applicable laws and regulations; (g) In the event that the position of Chairperson of the Board is held by an employee of the Company, the Governance Committee shall consider whether a Lead Independent Director should be appointed to ensure the independence of the Board. (h) The Governance and Risk Committee shall be responsible for the overall effectiveness of the ERM Group, risk appetite, risk management practices, and matters requiring attention to the full Board. IV. ENHANCEMENTS TO MANAGEMENT-LEVEL ENTERPRISE RISK MANAGEMENT GROUP To address the core allegations in the Action as they relate to the Defendants’ alleged failure to maintain adequate internal disclosure controls and procedures, which allegedly ultimately led to the Company not meeting the NASDAQ listing standards, the Company shall

SETTLEMENT-RELATED COMMUNICATION SUBJECT TO FRE 408 AND STATE-LAW EQUIVALENTS 4 amend the existing ERM Charter to provide for the following: (i) The ERM Group shall add, as members, the Chair of the Governance and Risk Committee, who shall be required to attend all ERM Group meetings. The ERM Group’s responsibilities shall be enhanced to include the following: (a) The ERM Group shall meet at least four (4) times annually, with all ERM Group members required to attend at least 75% of meetings, save for exceptional circumstances. (b) In addition to the quarterly dashboard reports, the ERM Group shall prepare a written report to the full Board promptly (within ten (10) days) whenever any material risks relating to Arrow’s compliance are identified. This report shall include specific recommendations regarding proposals for mitigating these risks, as well as relevant considerations relating to Arrow’s public disclosures of these risks. Said written report shall be maintained in the Company’s records for no less than ten (10) years. (c) The ERM Group shall be responsible, in conjunction with the Audit Committee, for reviewing the Company’s periodic public reports to ensure proper disclosure of risks and risk factors. In the event that such review reveals a false or misleading statement or omission of material fact in the periodic public report, the ERM Group will promptly report the deficiency to the full Board for corrective action. (d) The ERM Group, in conjunction with the Audit Committee, shall conduct a semi- annual review of compliance with the Financial Code of Ethics and all applicable laws and regulations by all Covered Officers. The semi-annual review shall also ensure the Covered Officers remain apprised of all developments in legal and regulatory compliance and best practices as it relates to finance, accounting, treasury, or tax functions, and that the Covered Officers’ subordinates comply with and remain apprised of the same. In the event that the semi-annual review reveals any non- compliance or deficiencies, such non-compliance or deficiencies shall be reported to the full Board for corrective action. (e) The ERM Group shall be responsible for reviewing, to the extent reasonable, public reports by third parties concerning the Company. In the event that such review reveals a false statement or omission of material fact in the public report, the ERM Group will report the existence of said false statement or omission of material fact to the full Board.

SETTLEMENT-RELATED COMMUNICATION SUBJECT TO FRE 408 AND STATE-LAW EQUIVALENTS 5 (f) In the event that an identified violation of law, regulation, or internal practice, policy, or code is sufficiently material to trigger a disclosure obligation, the ERM Group will report the violation to the full Board for corrective action. V. DIRECTOR EDUCATION Each member of the Board shall attend a National Association of Corporate Directors (“NACD”) Certified Program or similar program(s) within one year after Final Settlement Approval and every three years thereafter. Newly elected Board members must attend a program within one year of joining the Board. Additionally, the DoCR shall develop an annual, internal director education program that will address GAAP applicable to the Company’s financial reporting, including revenue recognition, corporate governance principles and best practices, key elements of the Sarbanes- Oxley Act, and best practices for effective Board oversight of audit and internal controls functions, enterprise risk, financial reporting and disclosures, and legal-regulatory compliance. VI. IMPROVEMENTS TO THE DIRECTOR OF COMPLIANCE AND RISK POSITION • Plaintiff alleges that the Company failed to abide by their policies by making a series of allegedly false and misleading statements to investors. • The responsibilities of the Director of Compliance and Risk (“DoCR”) shall be improved to include fostering a culture that integrates compliance and ethics into business processes and practices through awareness and training, maintaining, and monitoring a system for accurate public and internal disclosures and reporting, and investigating potential compliance and ethics concerns. The DoCR shall provide a written report to the ERM Group at least quarterly and shall report in writing promptly to the ERM Group and Audit Committee any allegations of compliance and ethics concerns or financial fraud or reporting violations. • The DoCR shall be primarily responsible for managing and overseeing Arrow’s ethics and compliance program and for assisting the Board in fulfilling its oversight duties with regard to Arrow’s compliance with applicable laws, regulations, accounting standards and marketing standards, and the dissemination of true and accurate information.

EXHIBIT B

- 1 - UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF NEW YORK STEPHEN BULL, Individually and on Behalf of ARROW FINANCIAL CORPORATION, Plaintiff, v. THOMAS J. MURPHY, PENKO K. IVANOV, EDWARD J. CAMPANELLA, WILLIAM L. OWENS, MARK L. BEHAN, TENEE R. CASACCIO, GREGORY J. CHAMPION, GARY C. DAKE, DAVID G. KRUCZLNICKI, ELIZABETH A. MILLER, RAYMOND F. O’CONOR, and COLIN L. READ, Defendants, and, ARROW FINANCIAL CORPORATION Nominal Defendant. Case No: 1:23-cv-1566 (AMN/DJS) [PROPOSED] PRELIMINARY APPROVAL ORDER This matter came before the Court for a hearing on ________________, 2025. Plaintiff Stephen Bull (“Plaintiff”) has made an unopposed motion, pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, for an order: (i) preliminarily approving the proposed settlement (“Settlement”) of the above-captioned stockholder derivative claim (the “Action”) brought on behalf of Arrow Financial Corp. (“Arrow” or the “Company”) in accordance with the Stipulation

- 2 - of Settlement dated April 30, 2025 (the “Stipulation”); (ii) approving the form and manner of the notice of the Settlement; and (iii) setting a date for the Settlement Hearing.1 WHEREAS, the Stipulation sets forth the terms and conditions for the Settlement, including, but not limited to a proposed Settlement and dismissal with prejudice of the above- captioned Action; WHEREAS, the Court having: (i) read and considered Plaintiff’s Motion for Preliminary Approval of Settlement, together with the accompanying Memorandum of Law; (ii) read and considered the Stipulation, as well as all the exhibits attached thereto; and (iii) heard and considered arguments by counsel for the Plaintiff and Defendants (the “Parties”) in favor of preliminary approval of the Settlement; WHEREAS, the Court finds, upon a preliminary evaluation, that the proposed Settlement falls within the range of possible approval criteria, as it provides a beneficial result for Arrow and Arrow’s stockholders, and appears to be the product of serious, informed, non-collusive negotiations; and WHEREAS, the Court also finds, upon a preliminary evaluation, that Arrow stockholders should be apprised of the Settlement through the proposed form and means of notice, allowed to file objections, if any, thereto, and appear at the Settlement Hearing. NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED AS FOLLOWS: 1. This Court, for purposes of this order (the “Preliminary Approval Order”), adopts the definitions set forth in the Stipulation. 1 Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

- 3 - 2. This Court preliminarily approves, subject to further consideration at the Settlement Hearing described below, the Settlement as set forth in the Stipulation as being fair, reasonable, and adequate. 3. A hearing shall be held on _______________, 2024 at ____ _.m., before the Honorable Anne M. Nardacci, at the U.S. District Court for the Northern District of New York, 445 Broadway, Albany, NY 12207 (the “Settlement Hearing”) to (i) determine whether the terms of the Settlement as set forth in the Stipulation should be approved as fair, reasonable, and adequate to Arrow; (ii) consider any objections to the Settlement submitted in accordance with the Notice program; (iii) determine whether the Judgment finally approving the Settlement, substantially in the form of Exhibit F to the Stipulation, should be entered, dismissing the Action with prejudice and releasing all of the Released Claims against the Released Persons; (iv) determine what Fee and Expense Amount as well as the Service Awards should be approved; and (v) consider such other matters as the Court may deem appropriate. 4. The Court finds that the form, substance, and dissemination of information regarding the proposed Settlement in the manner set out in this Preliminary Approval Order constitutes the best notice practicable under the circumstances and complies fully with Rule 23.1 of the Federal Rules of Civil Procedure, the United States Constitution, due process, and all other applicable laws and rules. 5. Within fifteen (15) days after the entry of an order by the Court preliminarily approving the Settlement, the Company shall: (1) post a copy of the notice of settlement (“Notice”) and the Settlement Agreement (and exhibits thereto) on the Investor Relations page of the Company’s website; (2) issue a press release with the Notice on GlobeNewswire or similar newswire service; and (3) file with the U.S. Securities and Exchange Commission (“SEC”) the

- 4 - Notice and Settlement Agreement (and exhibits thereto) as exhibits to a Form 8-K with the SEC. The Notice shall provide a link to the Investor Relations page on the Company’s website where the Notice and Stipulation of Settlement (and exhibits thereto) may be viewed, which page will be maintained through the date of the final settlement hearing. 6. Arrow shall undertake the administrative responsibility for giving notice to Current Arrow Stockholders and shall be solely responsible for paying the costs and expenses related to providing notice of the Settlement. 7. At least seven (7) calendar days prior to the Settlement Hearing, the Company’s Counsel shall file with the Court an appropriate affidavit or declaration with respect to posting, publishing, and filing the notice of the Settlement as provided for in paragraph 5 of this Preliminary Approval Order. 8. All Current Arrow Stockholders shall be subject to and bound by the provisions of the Stipulation and the releases contained therein, and by all orders, determinations, and judgments in the Action concerning the Settlement, whether favorable or unfavorable to Current Arrow Stockholders. 9. Pending the Effective Date or the termination of the Stipulation according to its terms, Plaintiff and all Current Arrow Stockholders, and anyone who acts or purports to act on their behalf, are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any of the Released Claims derivatively against any of the Released Persons in any court or tribunal. 10. Any Current Arrow Stockholder may appear and show cause, if he, she, or it has any reason why the Settlement embodied in the Stipulation should not be approved as fair, reasonable, and adequate, or why a judgment should or should not be entered hereon, or the Fee

- 5 - and Expense Amount or Service Awards should not be awarded. However, no Current Arrow Stockholder shall be heard or entitled to contest the approval of the proposed Settlement, or, if approved, the Judgment to be entered hereon, unless that Current Stockholder has caused to be filed, and served on counsel as noted below, written objections stating all supporting bases and reasons for the objection, and setting forth proof, including documentary evidence, of current ownership of Arrow stock and ownership of Arrow stock as of April 30, 2025, the date the Stipulation was executed, including the number of Arrow shares held. 11. At least twenty-one (21) calendar days prior to the Settlement Hearing, any such Current Stockholder must file the written objection(s) and corresponding materials with the Clerk of the Court, U.S. District Court for the Northern District of New York, 445 Broadway, Albany, NY 12207, and serve such materials by that date, to each of the following Parties’ counsel: 12. Only Current Arrow Stockholders who have filed with the Court and sent to the Parties’ counsel valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise. 13. Any Current Arrow Stockholder who fails to appear or object in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed Plaintiff’s Counsel: Thomas J. McKenna Gregory M. Egleston Christopher M. Brain GAINEY McKENNA & EGLESTON 260 Madison Avenue, 22nd Floor New York, NY 10016 Telephone: (212) 983-1300 Facsimile: (212) 983-0383 Email: tjmckenna@gme-law.com Email: gegleston@gme-law.com Email: cbrain@gme-law.com Defendants’ Counsel: William J. Sushon Javed Yunus O’MELVENY & MYERS LLP 1301 Avenue of the Americas, 17th Floor New York, NY 10019 Telephone: (212) 326-2000 Facsimile: (212) 326-2061 Email: wsushon@omm.com Email: jyunus@omm.com

- 6 - from making any objection to the fairness, reasonableness, or adequacy of the Settlement and to the Fee and Expense Amount and Service Awards, unless otherwise ordered by the Court, but shall be forever bound by the Judgment to be entered and the releases to be given as set forth in the Stipulation and shall also be foreclosed from appealing from any judgment or order entered in this Action. 14. Plaintiff shall file his motions for final approval of the Settlement and for a Fee and Expense Amount at least thirty-five (35) calendar days prior to the Settlement Hearing. If there is any objection to the Settlement or to the requested Fee and Expense Amount, said objection(s) by Current Arrow Stockholder(s) or by any Defendant shall be filed twenty-one (21) calendar days prior to the Settlement Hearing. Plaintiff shall file a response to any objection(s) and/or in further support of the Settlement at least seven (7) calendar days prior to the Settlement Hearing. 15. All proceedings in the Action are stayed until further order of the Court, except as may be necessary to implement the Settlement or comply with the terms of the Stipulation and this Preliminary Approval Order. 16. This Court may, for good cause, extend any of the deadlines set forth in this Preliminary Approval Order without further notice to Current Arrow Stockholders. 17. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement, nor any of the negotiations or proceedings in connection therewith: (i) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Parties or any other Person as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing, liability, or non-liability of the Parties or any of the Released Persons, or of the validity or infirmity of any of the Released Claims; or (ii) is intended by the Parties to be offered or received as evidence or used

- 7 - by any other person in any other actions or proceedings, whether civil, criminal, or administrative, other than to enforce the terms therein. 18. Information or materials obtained in the Parties’ settlement negotiations remain confidential and may not be used or offered in any proceeding for any purpose, and remain subject to the terms and conditions of all applicable confidentiality agreements. 19. In the event the Settlement is not consummated in accordance with the terms of the Stipulation, then the Stipulation and this Order (including any amendment(s) thereof, and except as expressly provided in the Stipulation or by order of the Court) shall be null and void, of no further force or effect, and without prejudice to any Party, and each Party shall be restored to his, her or its respective litigation positions prior to the execution of the Stipulation. 20. The Court reserves the right to hold the Settlement Hearing telephonically or by videoconference without further notice to Current Arrow Stockholders. Any Current Arrow Stockholder (or his, her, or its counsel) who wishes to appear at the Settlement Hearing should consult the Court’s calendar for any change in date, time, or format of the Settlement Hearing. The Court may approve the Settlement and any of its terms, with such modifications as may be agreed to by the Parties, if appropriate, without further notice to Current Arrow Stockholders. The Court retains jurisdiction to consider all further applications arising out of or connected with the Settlement. IT IS SO ORDERED. DATED: _____________, 2025 Honorable Anne M. Nardacci United States District Judge

EXHIBIT C

1 UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF NEW YORK STEPHEN BULL, Individually and on Behalf of ARROW FINANCIAL CORPORATION, Plaintiff, v. THOMAS J. MURPHY, PENKO K. IVANOV, EDWARD J. CAMPANELLA, WILLIAM L. OWENS, MARK L. BEHAN, TENEE R. CASACCIO, GREGORY J. CHAMPION, GARY C. DAKE, DAVID G. KRUCZLNICKI, ELIZABETH A. MILLER, RAYMOND F. O’CONOR, and COLIN L. READ, Defendants, and, ARROW FINANCIAL CORPORATION Nominal Defendant. Case No: 1:23-cv-1566 (AMN/DJS) NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF ARROW FINANCIAL CORP. (“ARROW” OR THE “COMPANY”) COMMON STOCK AS OF April 30, 2025. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL WITH PREJUDICE OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. IF THE COURT APPROVES THE SETTLEMENT OF THE DERIVATIVE LITIGATION, CURRENT ARROW STOCKHOLDERS WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND DISMISSAL OF THE DERIVATIVE LITIGATION WITH PREJUDICE, AND FROM PURSUING RELEASED CLAIMS.

2 THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT. PLEASE TAKE NOTICE that this action is being settled on the terms set forth in a Stipulation and Agreement of Settlement dated April 30, 2025 (the “Stipulation”)1. The purpose of this Notice is to inform you of: • the existence of the shareholder derivative action pending in the United States District Court for the Northern District of New York (the “Court”) captioned Bull v. Murphy, et al., Case No. 1:23-cv-1566 (AMN/DJS) (the “Action”); • the proposed settlement between Plaintiff and Defendants reached in the Action (the “Settlement”), • the hearing to be held by the Court to consider the fairness, reasonableness, and adequacy of the Settlement and dismissal of the Action with prejudice, • Plaintiff’s Counsel’s motion for approval of the Fee and Expense Amount, and • Plaintiff’s Counsel’s motion for approval of Service Awards to the Plaintiff, to be paid from the Fee and Expense Amount. THE FOLLOWING RECITATION DOES NOT CONSTITUTE FINDINGS OF THE COURT AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF THE COURT AS TO THE MERITS OF ANY CLAIMS OR DEFENSES BY ANY OF THE PARTIES. IT IS BASED ON STATEMENTS OF THE PARTIES AND IS SENT FOR THE SOLE PURPOSE OF INFORMING YOU OF THE EXISTENCE OF THIS ACTION AND OF A HEARING ON A PROPOSED SETTLEMENT SO THAT YOU MAY MAKE APPROPRIATE DECISIONS AS TO STEPS YOU MAY, OR MAY NOT, WISH TO TAKE IN RELATION TO THIS ACTION. Summary On April 30, 2025, Arrow, in its capacity as a nominal defendant, entered into the Stipulation to resolve the Action, which Stipulation was then filed in the Court. The Action was prosecuted derivatively on behalf of Arrow against certain current and former directors and officers of the Company and against the Company as a nominal defendant. The Stipulation and the settlement contemplated therein (the “Settlement”), subject to the approval of the Court, are intended by the Parties to fully, finally, and forever compromise, resolve, discharge, and settle the Released Claims and to result in the complete dismissal of the Action with prejudice, upon the terms and subject to the conditions set forth in the Stipulation. The proposed Settlement requires 1 Except as otherwise expressly provided herein or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

3 the Company to adopt and maintain certain corporate governance reforms and procedures, as outlined in Exhibit A to the Stipulation (the “Reforms”). In recognition of the substantial benefits conferred upon Arrow as a direct result of the Reforms achieved through the prosecution and Settlement of the Action, and subject to Court approval, Arrow shall pay to Plaintiff’s Counsel attorneys’ fees and expenses in the amount to be determined (the “Fee and Expense Amount”), subject to Court approval. Plaintiff’s Counsel shall also apply to the Court for a service award to be paid to Plaintiff in an amount of up to $5,000 (the “Service Award”), to be paid out of the Fee and Expense Amount. This notice is a summary only and does not describe all of the details of the Stipulation. For full details of the matters discussed in this summary, please see the full Stipulation and its exhibits posted on the investor relations page of the Company’s website, (www.____________.com), contact Plaintiff’s Counsel at the addresses listed below, or inspect the full Stipulation filed with the Clerk of the Court. What is the Lawsuit About? The Action is brought derivatively on behalf of nominal defendant Arrow and alleges that, among other things, beginning on or about March 12, 2022, the Individual Defendants breached their fiduciary or other duties by making materially false and/or misleading statements and/or failing to disclose that: (i) Arrow maintained defective disclosure controls and procedures and internal controls over financial reporting; (ii) the foregoing increased the risk that the Company could not timely file one or more of its periodic financial reports with the SEC as required by the NASDAQ’s listing requirements; (iii) Arrow was therefore at an increased risk of being delisted from the NASDAQ; and (iv) as a result, the Company’s public statements were materially false and misleading at all relevant times. The Action alleges that, as a result of the foregoing, the Company experienced reputational and financial harm. Why is there a Settlement of the Action? The Court has not decided in favor of Defendants or the Plaintiff. Instead, the Parties to this Action have agreed to the Settlement to avoid the distraction, costs, and risks of further litigation, and because the Company has determined that the Reforms that the Company has adopted and will adopt as part of the Settlement provide substantial benefits to Arrow and its stockholders. Defendants have denied and continue to deny each and all of the claims and contentions alleged by the Plaintiff in the Action. Defendants have expressly denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts, or omissions alleged in the Action. Nonetheless, Defendants have concluded that it is desirable for the Action to be fully and finally settled in the matter and upon the terms and conditions set forth in the Stipulation. The Settlement Hearing, and Your Right to Object to the Settlement

4 On _______ __, 2025, the Court entered an order preliminarily approving the Stipulation and the Settlement contemplated therein (the “Preliminary Approval Order”) and providing for notice of the Settlement to be made to current Arrow stockholders (“Current Arrow Stockholders”). The Preliminary Approval Order further provides that the Court will hold a hearing (the “Settlement Hearing”) on ________ __, 2025, at __:__ _.m. before the Honorable Anne M. Nardacci, at the United States District Court for the Northern District of New York, 445 Broadway, Albany, New York 12207, to, among other things: (i) determine whether the proposed Settlement is fair, reasonable and adequate and in the best interests of the Company and its stockholders; (ii) consider any objections to the Settlement submitted in accordance with this Notice; (iii) determine whether a judgment should be entered dismissing all claims in the Action with prejudice, and releasing the Released Claims against the Released Persons; (iv) whether the Court should approve the Fee and Expense Amount; (v) whether the Court should approve the Service Award, which shall be funded from the Fee and Expense Amount to the extent approved by the Court; and (vi) consider any other matters that may properly be brought before the Court in connection with the Settlement. The Court may, in its discretion, change the date and/or time of the Settlement Hearing without further notice to you. The Court also has reserved the right to hold the Settlement Hearing telephonically or by videoconference without further notice to you. If you intend to attend the Settlement Hearing, please consult the Court’s calendar for any change in date, time or format of the Settlement Hearing. Any Current Arrow Stockholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, or to the Fee and Expense Amount or Service Award, may file with the Court a written objection. Any Current Arrow Stockholder filing such an objection must, at least twenty-one (21) calendar days prior to the Settlement Hearing, file with the Clerk of the Court and serve (either by hand delivery or by first class mail) upon the below listed counsel a written objection to the Settlement setting forth (i) a written notice of objection with the case name and number (Bull v. Murphy, et al., Case No. 1:23-cv-1566 (AMN/DJS); (ii) the Person’s name, legal address, and telephone number; (iii) notice of whether such Person intends to appear at the Settlement Hearing and the reasons such Person desires to appear and be heard, and whether such Person is represented by counsel and if so, contact information for counsel; (iv) competent evidence that such Person held shares of Arrow common stock as of the date of the Stipulation and continues to hold such stock as of the date the objection is made, including the date(s) such shares were acquired; (v) a statement of objections to any matters before the Court, the grounds therefor, as well as all documents or writings such Person desires the Court to consider; and (vi) the identities of any witnesses such Person plans on calling at the Settlement Hearing, along with a summary description of their expected testimony. Any objector who does not timely file and serve a notice of intention to appear in accordance with this paragraph shall be foreclosed from raising any objection to the Settlement and shall not be permitted to appear at the Settlement Hearing, except for good cause shown. IF YOU MAKE A WRITTEN OBJECTION, IT MUST BE RECEIVED BY THE CLERK OF THE COURT NO LATER THAN _______ __, 2025. The Clerk’s address is: Clerk of the Court, United States District Court for the Northern District of New York

5 James T. Foley Courthouse, Suite 509 445 Broadway Albany, NY 12207 YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFF’S COUNSEL AND DEFENDANTS’ COUNSEL SO THEY ARE RECEIVED NO LATER THAN ________ __, 2025. Counsel’s addresses are: Plaintiff’s Counsel Thomas J. McKenna Gregory M. Egleston Christopher M. Brain GAINEY McKENNA & EGLESTON 260 Madison Avenue, 22nd Floor New York, NY 10016 Telephone: (212) 983-1300 Facsimile: (212) 983-0383 Email: tjmckenna@gme-law.com Email: gegleston@gme-law.com Email: cbrain@gme-law.com Defendants’ Counsel William J. Sushon Javed Yunus O’MELVENY & MYERS LLP 1301 Avenue of the Americas, 17th Floor New York, NY 10019 Telephone: (212) 326-2000 Facsimile: (212) 326-2061 Email: wsushon@omm.com Email: jyunus@omm.com An objector may file an objection on his, her, or its own or through an attorney hired at his, her, or its own expense. If an objector hires an attorney to represent him, her, or it for the purposes of making such objection, the attorney must serve (either by hand delivery or by first class mail) a notice of appearance on the counsel listed above and file such notice with the Court no later than twenty-one (21) calendar days before the Settlement Hearing. Any Arrow stockholder who does not timely file and serve a written objection complying with the above terms shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred. Any objector who files and serves a timely, written objection in accordance with the instructions above, may appear at the Settlement Hearing either in person or through counsel retained at the objector’s expense. Objectors need not attend the Settlement Hearing, however, in order to have their objections considered by the Court. If you are a Current Arrow Stockholder and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Judgment of the Court and will forever be barred from raising an objection to the settlement in the Action, and from pursuing any of the Released Claims. CURRENT ARROW STOCKHOLDERS AS OF April 30, 2025 WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION. Interim Stay and Injunction

6 Pending the Court’s determination as to final approval of the Settlement, Plaintiff and Plaintiff’s Counsel, and any Current Arrow Stockholders, derivatively on behalf of Arrow, are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any of Plaintiff’s Released Claims derivatively against any of the Defendants’ Releasees in any court or tribunal. Scope of the Notice This Notice is a summary description of the Action, the complaints, the terms of the Settlement, and the Settlement Hearing. For a more detailed statement of the matters involved in the Action, reference is made to them in the Stipulation and its exhibits, copies of which may be reviewed and downloaded at the Investor Relations page of the Company’s website, (www.___________.com). * * * You may obtain further information by contacting Plaintiff’s Counsel as follows: Thomas J. McKenna, Gainey McKenna & Egleston, 260 Madison Ave., 22nd Fl., New York, NY 10016, (212) 983-1300, tjmckenna@gme-law.com. Please Do Not Call the Court or Defendants or Defendants’ Counsel with Questions About the Settlement.

EXHIBIT D

1 UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF NEW YORK STEPHEN BULL, Individually and on Behalf of ARROW FINANCIAL CORPORATION, Plaintiff, v. THOMAS J. MURPHY, PENKO K. IVANOV, EDWARD J. CAMPANELLA, WILLIAM L. OWENS, MARK L. BEHAN, TENEE R. CASACCIO, GREGORY J. CHAMPION, GARY C. DAKE, DAVID G. KRUCZLNICKI, ELIZABETH A. MILLER, RAYMOND F. O’CONOR, and COLIN L. READ, Defendants, and, ARROW FINANCIAL CORPORATION Nominal Defendant. Case No: 1:23-cv-1566 (AMN/DJS) ORDER AND FINAL JUDGMENT This matter came before the Court for hearing on _____________, 2025, to consider approval of the proposed settlement (“Settlement”) set forth in the Stipulation of Settlement dated April 30, 2025 (the “Stipulation”), and the exhibits thereto. The Court has reviewed and considered all documents, evidence, objections (if any), and arguments presented in support of or against the Settlement. Good cause appearing therefore, the Court enters this Order and Final Judgment (the “Judgment”). IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that: 1. This Judgment incorporates by reference the definitions in the Stipulation, and all capitalized terms used herein shall have the same meanings as set forth in the Stipulation.

2 2. This Court has jurisdiction over the subject matter of the above-captioned Action, including all matters necessary to effectuate the Settlement, and over the Parties. 3. The Court confirms that the form of the Notice of the Settlement and the means of dissemination of the Notice of the Settlement: (a) was implemented in accordance with the Preliminary Approval Order; (b) constituted notice that was reasonably calculated, under the circumstances, to apprise Current Arrow Stockholders of: (i) the pendency of the Action; (ii) the effect of the Settlement (including the releases to be provided thereunder); (iii) Plaintiff’s Counsel’s Fee and Expense Amount and the Service Award; (iv) their right to object to the Settlement, Plaintiff’s Counsel’s Fee and Expense Amount, and/or the Service Award; and (v) their right to appear at the Settlement Hearing; (c) constituted due, adequate, and sufficient notice to all Persons entitled to receive notice of the Settlement; and (d) satisfied the requirements of Rule 23.1, the United States Constitution (including the Due Process Clause), and all other applicable law and rules. 4. The Court hereby approves the Settlement set forth in the Stipulation and finds that the Settlement is, in all respects, fair, reasonable, and adequate to each of the Parties, and further finds that the Settlement is in the best interests of Arrow and its stockholders. The Parties are directed to implement, perform, and consummate the Settlement in accordance with terms and provisions contained in the Stipulation. 5. The Action and all claims contained therein, as well as all of the Released Claims against the Released Persons, are dismissed with prejudice. The Parties are to bear their own costs, except as otherwise provided below. 5.1 Upon the Effective Date, Releasing Persons shall be deemed to have, and by operation of the Judgment shall have completely, fully, finally, and forever compromised, settled, waived, released, relinquished, discharged, extinguished, and dismissed with prejudice all of the Released Claims (including Unknown Claims) against the Released

3 Persons, including any and all claims (including Unknown Claims) asserted in, arising out of, relating to, or in connection with the defense of the Action. Nothing in this Judgment shall release or bar any claims to enforce this Stipulation, the Settlement, or the Judgment or bar any action by any Party to enforce the terms of the Stipulation, the Settlement, or the Judgment. In addition, nothing in this Judgment is intended to release any rights to indemnification, insurance coverage, or advancement of expenses that any Released Person has or may have under any insurance policy, contract, bylaw, or charter provision, or under New York law, including, but not limited to, any rights any Released Person has or may have related to any pending or threatened civil or government proceedings. 5.2 Upon the Effective Date, the Releasing Parties shall be permanently barred, enjoined, and restrained from commencing, prosecuting, or asserting any Released Claim against any of the Released Parties. 6. The Court hereby approves the sum of $__________ for the payment of Plaintiff’s Counsel’s attorneys’ fees and expenses (“Fee and Expense Amount”) and finds that the Fee and Expense Amount is fair and reasonable. No other fees, costs, or expenses may be awarded to Plaintiff’s Counsel in connection with the Settlement. The Fee and Expense Amount shall be distributed in accordance with the terms of the Stipulation. 7. The Court hereby approves the Service Award of $5,000 for Plaintiff, to be paid from the Fee and Expense Amount in recognition of his participation and effort in the prosecution of the Action. 8. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement, nor any of the negotiations or proceedings in connection therewith: (i) is or may be deemed to be or may be offered, attempted to be offered, or used in any way by the Parties or any other Person as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing, liability,

4 or non-liability of the Parties or Released Persons, or of the validity or infirmity of any of the Released Claims; or (ii) is intended by the Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal, or administrative, other than to enforce the terms therein. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement, nor any of the negotiations or proceedings in connection therewith may be construed as evidence, shall otherwise be admissible, referred to, or used in in any proceeding of any nature, for any purpose whatsoever, except to enforce the terms of the Settlement, and except that the Released Persons may file the Stipulation and/or the Judgment in any action or proceeding that may be brought against them to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim. 9. Without affecting the finality of the Judgment entered in accordance with the Stipulation, the Court shall retain jurisdiction to implement and enforce the terms of the Stipulation and the Judgment and to consider any matters or disputes arising out of or relating to the Settlement, and the Parties submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation and Judgment, and for matters or disputes arising out of or relating to the Settlement. 10. Pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, this Court hereby finally approves the Stipulation and Settlement in all respects and orders the Parties to perform its terms to the extent the Parties have not already done so. 11. This Judgment is a final judgment, and the Court finds that no just reason exists for delay in entering the Judgment in accordance with the Stipulation. Accordingly, the Clerk is hereby directed to enter this Judgment forthwith in accordance with Rule 58 of the Federal

5 Rules of Civil Procedure. IT IS SO ORDERED. DATED: _____________, 2025 Honorable Anne M. Nardacci United States District Judge